GOLDMAN SACHS ETF TRUST

Goldman Sachs U.S. Large Cap Buffer 3 ETF

(the “Fund”)

Supplement dated December 15, 2025 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),

each dated December 17, 2024, as supplemented to date

At a meeting held on December 9-10, 2025, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs ETF Trust (the “Trust”) approved a proposal to liquidate the Fund, a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. Following the conclusion of the Fund’s final three-month Outcome Period on February 28, 2026, the Fund will be liquidated on or about March 7, 2026 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Fund will not start a new Outcome Period on March 2, 2026, and will instead prepare to liquidate and distribute its assets to its shareholders. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Trading and Creation Orders. After the close of business on February 27, 2026, the Fund will no longer accept creation orders. This is also expected to be the last day of trading of shares of the Fund on the Cboe BZX Exchange, Inc. (“Cboe”). Shareholders may sell their Fund shares on Cboe until market close on February 27, 2026, at which point the Fund’s shares will no longer trade on Cboe and the shares will be subsequently delisted. During the time between market close on February 27, 2026 and the Liquidation Date, shareholders will be unable to dispose of their shares on Cboe.

Liquidation of Assets. Effective immediately, although the Fund intends to invest in accordance with its Outcome Period profile throughout its final three-month Outcome Period, it may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to its shareholders. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record of the Fund on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets, except for cash or cash equivalents in an estimated amount necessary to discharge any known or reasonably ascertainable liabilities expected to be incurred following the Liquidation Date, plus accrued and unpaid earnings of the Fund at the time of liquidation. Such proceeds received by a shareholder may be in an amount that is greater or less than the amount a shareholder might receive if they dispose of their shares on Cboe prior to market close on February 27, 2026. The liquidation of the Fund’s portfolio will also result in increased transaction costs, which must be borne by the Fund and its shareholders and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

USLCBUFF3ETFLQSTK 12-25